UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, PagerDuty, Inc. held its 2021 Annual Meeting of Stockholders. The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 3, 2021. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 23, 2021 (the “Record Date”). Present at the Meeting in person or by proxy were holders of 68,039,741 shares of common stock, representing more than 81.4% of the voting power of the shares of common stock entitled to vote as of the Record Date, which constituted a quorum under the Company’s Bylaws. A summary of the final voting results is set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2024 annual meeting of stockholders or until their successors are elected and qualified. The results of such vote were:

	For	Withheld	Broker Non-Votes
Alec Gallimore	56,848,354	152,724	11,038,663
Rathi Murthy	38,959,356	18,041,722	11,038,663
Alex Solomon	39,312,891	17,688,187	11,038,663

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
67,853,061	124,114	62,566	N/A

Proposal 3 — Advisory Vote to Approve Executive Compensation.

The stockholders approved the Company’s executive compensation. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
51,536,827	5,347,104	117,147	11,038,663

Proposal 4 — Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation.

The option of “One Year” received the highest number of votes and is, therefore, the preference of stockholders. The results of such vote were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
56,647,821	29,444	141,993	181,820	11,038,663

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes on the compensation program for its named executive officers every one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: June 22, 2021	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary